UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: November 13, 2015

(Date of earliest event reported)

Arcadia Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37383	81-0571538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 Cousteau Place, Suite 105

Davis, CA 95618

(Address of principal executive offices, including zip code)

(530) 756-7077

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Steve Brandwein, Vice President of Finance and Administration, was appointed Interim Chief Financial Officer of the Company, effective October 16, 2015. On November 13, 2015, the Compensation Committee of the Company’s Board of Directors approved an increase to Mr. Brandwein’s annual base salary to $280,000, retroactive to October 16, 2015, the date on which Mr. Brandwein assumed the Interim Chief Financial Officer role, and limited to the period of time during which he continues serve in that role.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCADIA BIOSCIENCES, INC.

Date: November 13, 2015	By:	/s/ WENDY S. NEAL
	Name:	Wendy S. Neal
	Title:	Vice President & Chief Legal Officer